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                                                                    EXHIBIT 3(b)


                            SAGA COMMUNICATIONS, INC.
                                     BY-LAWS








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                                TABLE OF CONTENTS

Section                                                                                                        Page
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
ARTICLE 1. OFFICES  ..........................................................................................1
Section 1.01. Registered Office and Agent.........................................................................1
Section 1.02. Other Offices.......................................................................................1
ARTICLE 2. MEETINGS OF STOCKHOLDERS...............................................................................1
Section 2.01. Place of Meetings...................................................................................1
Section 2.02. Annual Meetings.....................................................................................1
Section 2.03. Special Meetings....................................................................................1
Section 2.04. Notice of Meetings..................................................................................2
Section 2.05. Quorum..............................................................................................2
Section 2.06. Organization; Procedure.............................................................................2
Section 2.07. Voting..............................................................................................4
Section 2.08. Inspectors..........................................................................................5
Section 2.09. List of Stockholders................................................................................5
ARTICLE 3. BOARD OF DIRECTORS.....................................................................................5
Section 3.01. General Powers......................................................................................5
Section 3.02. Number, Qualifications and Term of Office...........................................................6
Section 3.03. Election of Directors...............................................................................6
Section 3.04. Quorum and Manner of Acting.........................................................................6
Section 3.05. Offices, Place of Meeting and Records...............................................................6
Section 3.06. Annual Meeting......................................................................................6
Section 3.07. Regular Meetings....................................................................................6
Section 3.08. Special Meetings; Notice............................................................................7
Section 3.09. Organization........................................................................................7
Section 3.10. Order of Business...................................................................................7
Section 3.11. Removal of Directors................................................................................7
Section 3.12. Resignation.........................................................................................7
Section 3.13. Vacancies...........................................................................................8
Section 3.14. Compensation........................................................................................8
ARTICLE 4. COMMITTEES.............................................................................................8
Section 4.01. Executive Committee.................................................................................8
Section 4.02. Powers..............................................................................................8
Section 4.03. Procedures; Meetings; Quorum........................................................................9
Section 4.04. Compensation........................................................................................9
Section 4.05. Other Board Committees..............................................................................9
Section 4.06. Alternates..........................................................................................9
Section 4.07. Additional Committees...............................................................................9
ARTICLE 5. ACTION BY CONSENT.....................................................................................10
Section 5.01. Consent by Directors...............................................................................10
Section 5.02. Consent by Stockholders............................................................................10
ARTICLE 6. OFFICERS..............................................................................................11
Section 6.01. Number.............................................................................................11

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
Section 6.02. Election; Qualifications and Term of Office........................................................11
Section 6.03. Other Officers.....................................................................................11
Section 6.04. Removal............................................................................................12
Section 6.05. Resignation........................................................................................12
Section 6.06. Vacancies..........................................................................................12
Section 6.07. Chairman of the Board..............................................................................12
Section 6.08. President..........................................................................................12
Section 6.09. Vice President.....................................................................................12
Section 6.10. Treasurer..........................................................................................12
Section 6.11. Secretary..........................................................................................12
Section 6.12. Salaries...........................................................................................13
ARTICLE 7. INDEMNIFICATION.......................................................................................13
Section 7.01. Indemnity..........................................................................................13
Section 7.02. Procedure for Indemnification of Directors and Officers............................................13
Section 7.03. Survival; Preservation of Other Rights.............................................................14
Section 7.04. Insurance..........................................................................................14
Section 7.05. Severability.......................................................................................15
ARTICLE 8. CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.........................................................15
Section 8.01. Execution of Contracts.............................................................................15
Section 8.02. Loans..............................................................................................15
Section 8.03. Checks, Drafts, etc................................................................................15
Section 8.04. Deposits...........................................................................................16
Section 8.05. Proxies in Respect of Securities of Other Corporations.............................................16
ARTICLE 9. BOOKS AND RECORDS.....................................................................................16
Section 9.01. Place..............................................................................................16
Section 9.02. Addresses of Stockholders..........................................................................16
Section 9.03. Record Dates.......................................................................................16
Section 9.04. Audit of Books and Records.........................................................................17
ARTICLE 10. SHARES AND THEIR TRANSFER............................................................................17
Section 10.01. Certificates of Stock.............................................................................17
Section 10.02. Certificates of Stock Issued to Aliens............................................................17
Section 10.03. Legend............................................................................................18
Section 10.04. Record............................................................................................18
Section 10.05. Transfer of Stock.................................................................................18
Section 10.06. Transfer Agent and Registrar; Regulations.........................................................18
Section 10.07. Lost, Destroyed or Mutilated Certificates.........................................................18
ARTICLE 11. SEAL.................................................................................................19
ARTICLE 12. FISCAL YEAR..........................................................................................19
ARTICLE 13. WAIVER OF NOTICE.....................................................................................19
ARTICLE 14. AMENDMENTS...........................................................................................19



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

                            SAGA COMMUNICATIONS, INC.

                                     BY-LAWS

                                    ARTICLE 1
                                     OFFICES

         Section 1.01. Registered Office and Agent. The registered office the Corporation in the State of Delaware shall be at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the registered agent in charge thereof shall be Corporation Service Company. The registered office and registered agent of the Corporation may be changed from time to time by the Board of Directors as provided in Section 133 of the Delaware General Corporation Law, as from time to time amended.

         Section 1.02. Other Offices. The Corporation may also have an office at such other place or places either within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation require.

                                   ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

         Section 2.01. Place of Meetings. All meetings of the stockholders of the Corporation shall be held at such place either within or without the State of Delaware as shall be fixed by the Board of Directors and specified in the respective notices or waivers of notice of said meetings.

         Section 2.02. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may come before the meeting shall be held at the principal office of the Corporation in the State of Delaware, or such place as shall be fixed by the Board of Directors, at ten o'clock in the forenoon, local time, on the second Monday in May in each year, if not a legal holiday at the place where the meeting is to be held, and if a legal holiday, then on the next succeeding business day not a legal holiday at the same hour. In respect of the annual meeting for any particular year the Board of Directors may, by resolution fix a different day, time or place (either within or without the State of Delaware) for the annual meeting. If the election of directors shall not be held on the day designated herein or the day fixed by the Board, as the case may be, for any annual meeting, or on the day of any adjourned session thereof, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be. At such special meeting the stockholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held.

         Section 2.03. Special Meetings. A special meeting of the stockholders for any purpose or purposes may be called at any time by the President or Chairman or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors.

         Section 2.04. Notice of Meetings. Except as otherwise required by statute, notice of each annual or special meeting of stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than ten
(10) nor more than sixty (60) days before the day on which the meeting is to be held by delivering written notice thereof to him personally or by mailing such notice, postage prepaid, addressed to him at his post-office address last shown on the records of the Corporation or by transmitting notice thereof to him at such address by telegraph, cable or any other available method. Every such notice shall state the time and place of the meeting and, in the case of a special meeting, shall state briefly the purposes thereof. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy or who shall in person or by attorney thereunto authorized, waive such notice in writing or by telegraph, cable or any other available method either before or after such meeting. Notice of any adjourned meeting of the stockholders shall not be required to be given except when expressly required by law.

         Section 2.05. Quorum. At each meeting of the stockholders, except as otherwise provided by statute, the Restated Certificate of Incorporation or these By-Laws, the holders of record of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the stockholders present in person or represented by proxy or, in the absence of any stockholders, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until the stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally called.

         Section 2.06. Organization; Procedure.

                  (a) At every meeting of the stockholders, the presiding officer of the meeting shall be the Chairman of the Board, or, in the absence of a Chairman, the President, or in the absence of both the Chairman and the President, the presiding officer shall be a person designated by the Chairman prior to the meeting of stockholders. The presiding officer of a meeting of stockholders shall determine the order of business and the conduct of discussion at the meeting, and in the absence of the Secretary or any Assistant Secretary, shall appoint a person to act as recording secretary of the meeting.

                  (b) At any annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this
         Section 2.06(b). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than ninety
         (90) days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20)

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         days, or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder who proposed such business,
         (iii) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 2.06(b). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this
         Section 2.06(b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

                  (c) At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

                  (d) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this
         Section 2.06(d). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than ninety
         (90) days prior to the date of the meeting; provided, however, that in the event that less than forty (40) days' notice of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed. Such stockholder's notice shall set forth
         (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
         (ii) as to the stockholder giving the notice: (x) the name and address, as



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

         they appear on the Corporation's books, of such stockholder and (y) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 2.06(d). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

         Section 2.07. Voting.

                  (a) Except as otherwise provided by law or by the Restated Certificate of Incorporation or these By-Laws, at every meeting of the stockholders each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock of the Corporation registered in his names on the books of the Corporation:

                           (i) on the date fixed pursuant to Section 9.03 of theses By-Laws as the record date for the determination of stockholders entitled to vote at such meeting; or

                           (ii) if no such record date has been fixed, then the record date shall be at the close of business on the day next preceding the day on which notice of such meeting is given.

                  (b) No Alien or Aliens (as such term is defined in Article Nine of the Restated Certificate of Incorporation) shall be entitled to vote or otherwise direct or control the vote of more than twenty-five percent (25%) of (i) the capital stock of the Corporation entitled to vote at any time and from time to time, or (ii) the total voting power of all shares of capital stock of the Corporation outstanding and entitled to vote at any time and from time to time.

                  (c) Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. In the case of stock held jointly by two or more executors, administrators, guardians, conservators, trustees or other fiduciaries, such fiduciaries may designate in writing one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument, if any, defining their powers and duties.

                  (d) Persons whose stock is pledged shall be entitled to vote thereon until such stock is transferred on the books of the Corporation to the pledgee, and thereafter only the pledgee shall be entitled to vote.

                  (e) Any stockholder entitled to vote may do so in person or by his proxy appointed by instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized, or by a telegram, cable or any other available method delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period.

                  (f) At all meetings of the stockholders, all matters (except where other provision is made by law or by the Certificate of Incorporation or by these By-Laws) shall be decided by the vote of a majority in interest of the stockholders entitled to vote thereon, present in person or by proxy, at such meeting, a quorum being present.

         Section 2.08. Inspectors. The chairman of the meeting may at any time appoint one or more inspectors to serve at a meeting of the stockholders. Such inspectors shall decide upon the qualifications of voters, accept and count the votes for and against the questions presented, report the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested. Before acting as herein provided each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

         Section 2.09. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of stockholder. Such list shall be open during ordinary business hours to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the election, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such list at any meeting for the election of directors they shall be ineligible for election to any office at such meeting. The stock ledger shall be conclusive evidence as to who are the stockholders entitled to examined the stock ledger and the list of stockholders required by this Section 2.09 on the books of the Corporation or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE 3.
                               BOARD OF DIRECTORS

         Section 3.01. General Powers. The business, property and affairs of the Corporation shall be managed by the Board of Directors.


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

         Section 3.02. Number, Qualifications and Term of Office. The number of directors of the Corporation which shall constitute the whole Board of Directors shall be such number, not less than four (4) as from time to time shall be fixed by the Board of Directors. A director need not be a stockholder. Each director shall hold office until the annual meeting of the stockholders next following his election and until his successor shall have been duly elected and shall qualify, or until his death, or until he shall resign, or until he shall have been removed in the manner hereinafter provided.

         Section 3.03. Election of Directors. Except as otherwise provided by the Restated Certificate of Incorporation, at each annual meeting of the stockholders for the election of directors at which a quorum is present, the persons, not exceeding the authorized number of directors, receiving the greatest number of votes of the stockholders entitled to vote thereon, present in person or by proxy, shall be the directors. In the case of any increase in the number of directors, the additional director or directors may be elected either at the meeting of the Board of Directors or of the stockholders at which such increase is voted, or at any subsequent annual, regular or special meeting of the Board of Directors or stockholders.

         Section 3.04. Quorum and Manner of Acting. Except as otherwise provided by statute or by the Restated Certificate of Incorporation, a majority of the directors at the time in office shall constitute a quorum for the transaction of business at any meeting and the affirmative action of a majority of the directors present at any meeting at which a quorum is present shall be required for the taking of any action by the Board of Directors. In the event one or more of the directors shall be disqualified to vote at such meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no event shall the quorum as adjusted be less than one third of the total number of directors. In the absence of a quorum at any meeting of the Board such meeting need not be held; or a majority of the directors present thereat or, if no director be present, the Secretary may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

         Section 3.05. Offices, Place of Meeting and Records. The Board of Directors may hold meetings, have an office or offices and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board may from time to time determine. The place of meeting shall be specified or fixed in the respective notice or waivers of notice thereof, except where otherwise provided by statute, by the Restated Certificate of Incorporation or these By-Laws.

         Section 3.06. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable following each annual election of directors. Such meeting shall be called and held at the place and time specified in the notice or waiver of notice thereof as in the case of a special meeting of the Board of Directors.

         Section 3.07. Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at said place at the same hour on the next succeeding business day. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, telex, facsimile or cable, to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting.

         Section 3.08. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the President or the Chairman or by any two of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the day on which the meeting is to be held, or shall be sent to him at his residence or at such place of business by telegraph, cable or other available means, or shall be delivered personally or by telephone, not later than one day before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purpose thereof except as otherwise expressly herein provided. Notice of any such meeting need not be given to any director, however if waived by him in writing or by telegraph, cable or other available means, or if he shall be present at such meeting.

         Section 3.09. Organization. At each meeting of the Board of Directors the President or Chairmen or, in his or their absence, a director chosen by a majority of the directors present shall act as chairman. The Secretary or, in his absence an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

         Section 3.10. Order of Business. At all meetings of the Board of Directors business shall be transacted in the order determined by the Board.

         Section 3.11. Removal of Directors. Except as otherwise provided in the Certificate of Incorporation or in these By-Laws, any director may be removed, either with or without cause, at any time, by the affirmative vote of the holders of record of a majority of the issued and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for the purpose; and the vacancy in the Board caused by any such removal may be filled by such stockholders at such meeting in the manner hereinafter provided or, if the stockholders at such meeting shall fail to fill such vacancy, as in these By-Laws provided.

         Section 3.12. Resignation. Any director of the Corporation may resign at any time by delivering a written notice of his resignation to the Board of Directors, the President or Chairman, or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.13. Vacancies. Any vacancy in the Board of Directors caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause may be filled by majority action of the remaining directors then in office, though less than a quorum, or by the stockholders of the Corporation at the next annual meeting or any special meeting called for the purpose, and each director so elected shall hold office until the next annual election of directors and until his successor shall be duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner herein provided.

         Section 3.14. Compensation. Each director, in consideration of his serving as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board of Directors shall from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefore.

                                   ARTICLE 4.
                                   COMMITTEES

         Section 4.01. Executive Committee. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, appoint an Executive Committee to consist of not less than two members of the Board of Directors, including the President or Chairman, and shall designate one of the members as its chairman. Notwithstanding any limitation on the size of the Executive Committee, the Committee may invite members of the Board to attend one at a time at its meetings. For the purpose of the meeting he so attends, the invited director shall be entitled to vote on matters considered at such meeting and shall receive the Executive Committee fee for such attendance. At any time one additional director may be invited to an Executive Committee meeting in addition to the rotational invitee and in such case such additional invitee shall also be entitled to vote on matters considered at such meeting and shall receive the Executive Committee fee for such attendance .

         Each member of the Executive Committee shall hold office, so long as he shall remain a director, until the first meeting of the Board of Directors held after the next annual meeting of the Board of Directors held after the next annual election of directors and until his successor is duly appointed and qualified. The chairman of the Executive Committee or, in his absence, a member of the Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee and the Secretary or an Assistant Secretary of the Corporation, or such other person as the Executive Committee shall from time to time determine, shall act as secretary of the Executive Committee.

         The Board of Directors, by action of the majority of the whole Board, shall fill vacancies in the Executive Committee.

         Section 4.02. Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee shall have and may exercise all the powers of the Board of

Directors in all cases in which specific directions shall not have been given by the Board of Directors.

         Section 4.03. Procedures; Meetings; Quorum. The Executive Committee shall fix its own rules of procedure subject to the approval of the Board of Directors, and shall meet at such times and at such place or places as may be provided by such rules. At every meeting of the Executive Committee the presence of a majority of all the members shall be necessary to constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of a quorum at any meeting of the Executive Committee such meeting need not be held, or a majority of the members present thereat or, if no members be present, the secretary of the meeting may adjourn such meeting from time to time until a quorum be present.

         Section 4.04. Compensation. Each member of the Executive Committee shall be entitled to receive from the Corporation such fee, if any, as shall be fixed by the Board of Directors, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties.

         Section 4.05. Other Board Committees. The Board of Directors may from time to time, by resolution passed by a majority of the whole Board, designate one or more committees in addition to the Executive Committee, each committee to consist of two or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation.

         A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

         Section 4.06. Alternates. The President or Chairmen may designate one or more directors as alternate members of any committee who may act in the place and stead of members who temporarily cannot attend any such meeting.

         Section 4.07. Additional Committees. The Board of Directors may from time to time create such additional committees of directors, officers, employees or other persons designated by it (or any combination of such persons) for the purpose of advising the Board, the Executive Committee and the officers and employees of the Corporation in all such matters as the Board shall deem advisable and with such functions and duties as the Board shall by resolutions prescribe.

         A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have the power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                   ARTICLE 5.
                                ACTION BY CONSENT

         Section 5.01. Consent by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board of such committee.

         Section 5.02. Consent by Stockholders. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting upon the written consent of the holders of shares of stock entitled to vote who hold the number of shares which in the aggregate are at least equal to the percentage of the total vote required by statute or the Certificate of Incorporation or these By-Laws for the proposed corporate action.

                  (a) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 5.02(a)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 5.02(a) or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

                  (b) In the event of the delivery, in the manner provided by Section 5.02(a), to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 5.02(a) represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 5.02(b) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                  (c) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 5.02(a), a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in
         Section 5.02(a).

                                   ARTICLE 6.
                                    OFFICERS

         Section 6.01. Number. The principal officers of the Corporation shall be a President, a Treasurer and a Secretary. In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 6.03. Any two or more offices may be held by the same person, except that the office of Secretary shall be held by a person other than the person holding the office of President.

         Section 6.02. Election; Qualifications and Term of Office. Each officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 6.03, shall be elected annually by the Board of Directors and shall hold office until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or shall have been removed in the manner herein provided. The President shall be and remain a director. No Alien shall be qualified to act as an officer of the Corporation.

         Section 6.03. Other Officers. The Corporation may have such other officers, agents, and employees as the Board of Directors may deem necessary, including a Chairman, one or more Vice Presidents, a Controller, one or more Assistant Controllers, one or more Assistant Treasurers and one or more Assistant Secretaries, each of whom shall hold office for such period, have such authority, and perform such duties as the Board of Directors, any committee of the Board designated by it to so act, or the President or Chairman may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.

         Section 6.04. Removal. Any officer may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors or, except in the case of any officer elected by the Board of Directors, by any committee of officers upon whom the power of removal may be conferred by the Board of Directors.

         Section 6.05. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors, or the Chairman, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 6.06. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-Laws for regular election or appointment to such office.

         Section 6.07. Chairman of the Board. The Chairman of the Board shall be a director and shall preside at all meetings of the Board of Directors and shareholders. Subject to determination by the Board of Directors, the Chairman shall have general executive powers and such specific powers and duties as from time to time may be conferred or assigned by the Board of Directors.

         Section 6.08. President. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors or any committee of the Board designated by it to so act, or by the President. In the absence of the Chairman, the President shall preside at all meetings of the stockholders.

         Section 6.09. Vice President. Each Vice President shall have such powers and perform such duties as the Board of Directors or the Executive Committee may from time to time prescribe or as shall be assigned to him by the President.

         Section 6.10. Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these By-Laws; he shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the Executive Committee, making proper vouchers for such disbursements, and shall render to the Board of Directors or the stockholders, whenever the Board may require him so to do, a statement of all his transactions as Treasurer and of the financial condition of the Corporation; and, in general, he shall perform all the duties as from time to time may be assigned to him by the Board of Directors or any committee of the Board designated by it so to act, or by the President or Chairman.

         Section 6.11. Secretary. The Secretary shall record or cause to be recorded in books provided for the purpose the minutes of the meetings of the stockholders, the Board of Directors, and all committees of which a secretary shall not have been appointed; shall see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of all corporate records (other than financial) and of the seal of the Corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-Laws; shall keep, or cause to be kept, the list of stockholders as required by Section 2.09, which include the post-office addresses of the stockholders and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein, shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board of Directors, the Executive Committee or the President.

         Section 6.12. Salaries. The salaries of the principal officers of the Corporation shall be fixed from time to time by the Board of Directors or a special committee thereof, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is a director of the corporation.

                                   ARTICLE 7.
                                 INDEMNIFICATION

         Section 7.01. Indemnity. Each person who at any time is, or shall have been, a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is, or was, a director, officer, employee or agent of the Corporation, or is or has served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding to the full extent permitted under, and in accordance with the procedures and limitations set forth in, Section 145(a) through (e) of the Delaware General Corporation Law, as from time to time amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which such director, officer, employee or agent may be entitled, under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 7.02. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 7.01, or advance of costs, charges and expenses to a director or officer permitted by Section 7.01 of this Article, shall be made promptly, and in any event within thirty days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the Delaware General Corporation Law, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 7.03. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provision as well as the relevant provisions of the Delaware General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 7.04. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms.

         Section 7.05. Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE 8.
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         Section 8.01. Execution of Contracts. Unless the Board of Directors shall otherwise determine, the President or Chairman, any Vice President, the Treasurer, the Secretary or any Assistant Secretary, may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation. The Board of Directors, or any committee designated thereby with power so to act, except as otherwise provided in these By-Laws, may authorize any other or additional officer or officers or agent or agents of the Corporation, and such authority may be general or confined to specific instances. Unless authorized so to do by these By-Laws or by the Board of Directors or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

         Section 8.02. Loans. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or Executive Committee or any committee of the Board designated by it so to act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

         Section 8.03. Checks, Drafts, etc. All checks, drafts, bills or exchange or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board of Directors or Executive Committee or any committee of the Board designated by it so to act.

         Section 8.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation is such banks, trust companies or other depositaries as the Board of Directors or Executive Committee or any committee of the Board designated by it so to act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board of Directors or Executive Committee or any committee of the Board designated by it so to act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board of Directors or Executive Committee or any committee of the Board designated by it so to act.

         Section 8.05. Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board of Directors or Executive Committee or any committee of the Board designated by it to so act, the Chairman or President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE 9.
                                BOOKS AND RECORDS

         Section 9.01. Place. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the board of Directors.

         Section 9.02. Addresses of Stockholders. Each stockholder shall furnish to the Secretary of the Corporation or to the transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail, postage prepaid, to him at his post-office address last known to the Secretary or to the transfer agent of the Corporation or by transmitting a notice thereof to him at such address by telegraph, cable or other available method.

         Section 9.03. Record Dates. The Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of any rights, or the date when any change or conversion or exchange of capital stock of the Corporation shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting or any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any change, conversion or exchange or capital stock of the Corporation, or to give such consent, and in each such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

         Section 9.04. Audit of Books and Records. The books and accounts of the Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board of Directors.

                                  ARTICLE 10.
                            SHARES AND THEIR TRANSFER

         Section 10.01. Certificates of Stock. Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board of Directors shall prescribe. Every such certificate shall be signed by the Chairman, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar the signatures of such officers of the Corporation and the seal of the Corporation may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used thereof had not ceased to be such officer or officers of the Corporation.

         Section 10.02. Certificates of Stock Issued to Aliens. Every owner of stock of the Corporation who is identified as an Alien (as defined in Article Nine of the Restated Certificate of Incorporation) shall receive that form of certificate designated as a "foreign share certificate." Each foreign share certificate shall certify the number of shares of stock owned in the Corporation by the Alien and shall designate the class of stock to which such shares belong, and shall otherwise be in such form as the Board of Directors shall prescribe. Every such certificate shall be signed by the Chairman, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; provided, however, that where such certificate is signed or countersigned by a transfer agent or registrar the signatures of such officers of the Corporation and the seal of the Corporation may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used thereof had not ceased to be such officer or officers of the Corporation.

         Section 10.03. Legend. Every certificate of stock shall have a restriction noted conspicuously on the certificate and shall set forth on either the face or back of the certificate a legend informing the holder of the certificate that the shares of stock represented by the certificate shall not be transferred to any Alien if, as a result of such transfer, an Alien, either individually or in the aggregate, would hold in excess of twenty-five percent (25%) of the total number of outstanding shares of capital stock of the Corporation.

         Section 10.04. Record. A record shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in case of cancellation, the date of cancellation. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

         Section 10.05. Transfer of Stock. Transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed.

         Section 10.06. Transfer Agent and Registrar; Regulations. The Corporation shall, if and whenever the Board of Directors or Executive Committee shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also if and whenever the Board of Directors shall so determine, maintain one or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these By-Laws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

         Section 10.07. Lost, Destroyed or Mutilated Certificates. In case of the alleged loss or destruction or the mutilation of a certificate representing capital stock of the Corporation, a new certificate may be issued in place thereof, in the manner and upon such terms as the Board of Directors may prescribe.

                                  ARTICLE 11.
                                     SEAL

         The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation.

                                  ARTICLE 12.
                                   FISCAL YEAR

         The fiscal year of the Corporation shall commence on the first day of January, except as otherwise provided from time to time by the Board of Directors.

                                  ARTICLE 13.
                                WAIVER OF NOTICE

         Whenever any notice whatever is required to be given by statute, these By-Laws or the Restated Certificate of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE 14.
                                   AMENDMENTS

         These Bylaws may be amended, altered or repealed: (a) by resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors at any regular or special meeting of the Board if, in the case of a special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or (b) by the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of stock of the Corporation entitled to vote on the election of directors at any annual meeting of the stockholders.










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